                                                                 EXHIBIT 10.3




                                ACQUISITION AND

                            PARTICIPATION AGREEMENT

                            AND ESCROW INSTRUCTIONS

   THIS ACQUISITION AND PARTICIPATION AGREEMENT AND ESCROW INSTRUCTIONS ("Agreement") is made as of the 22nd day of April, 1994, by and between BRAZOS PARTNERS, L.P., a Delaware limited partnership ("Seller"), and VLSI TECHNOLOGY, INC., a Delaware corporation ("Buyer"), and shall constitute escrow instructions to the Escrow Holder (defined below).

                                R E C I T A L S

   A. Buyer is the sole tenant of two buildings located at 1101 McKay Drive and 1109 McKay Drive, respectively, in the City of San Jose, State of California.

   B. The property located at 1101 McKay Drive is currently subject to the fee interest of GOCO Realty Fund I, a California limited partnership ("GOCO"), and the possessory interest of Griffin Investments, a California limited partnership ("Griffin"), pursuant to an installment sales contract and is further subject to a lien now held by Seller securing a promissory note in the original face principal amount of $295,617,449. As a result of a default under such promissory note, Seller and Griffin have entered into an agreement, entitled "Agreement (Phase I)" dated as of December 28, 1993, for the disposition of such property.

   C. The property located at 1109 McKay Drive is currently owned by Mariani Financial Co., a California limited partnership ("MFCO"), and is subject to a lien now held by Seller securing a promissory note in the original face principal amount of $6,607,913. As a result of a default under such promissory note, Seller and MFCO have entered into an agreement, entitled "Agreement (1109 McKay)" dated as of February 1, 1994, for the disposition of such property.



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   D.  Buyer desires: (i) to acquire Seller's right to acquire a deed-in-lieu of foreclosure of 1101 McKay Drive and (ii) to acquire Seller's right to acquire a deed-in-lieu of foreclosure of 1109 McKay Drive and obtain the property free of the Junior Liens (as defined below). In addition, in the event Griffin and/or MFCO fail to deliver the deeds-in-lieu of foreclosure as contemplated by their respective agreements, Buyer desires to obtain title to such property at a trustee's sale of the property.

   E. Seller is willing: (i) to sell Seller's right to acquire a deed-in-lieu of foreclosure of 1101 McKay Drive and (ii) to sell Seller's right to acquire a deed-in-lieu of foreclosure of 1109 McKay Drive and cause the property to be
vested in Buyer's name free of the Junior Liens.   Furthermore, Seller is
willing to cause Buyer to obtain title to such property at a trustee's sale in the event Griffin and/or MFCO fail to deliver the deeds-in-lieu of foreclosure as contemplated by their respective agreements.

   NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

                               A G R E E M E N T


1. Definitions

  "1101 McKay" shall mean that certain real property located at 1101 McKay Drive, San Jose, California and more particularly described on Exhibit "A-1".

  "1101 McKay Closing" shall mean the date that title to 1101 McKay becomes vested in Buyer either through a deed-in-lieu of foreclosure or through a foreclosure as contemplated by this Agreement.

  "1101 McKay Deed-in-Lieu Escrow" shall mean an escrow to be established by and among Seller, Buyer, GOCO, Griffin and Escrow Holder for the conveyance of GOCO's and Griffin's interests in 1101 McKay to Buyer pursuant to a deed-in-lieu of foreclosure as contemplated by the Plan and the Griffin Agreement with Buyer's name as Seller's nominee in the documents effecting such deed-in-lieu of foreclosure.

  "1109 McKay" shall mean that certain real property owned by MFCO located at 1109 McKay Drive, San Jose, California and more particularly described on Exhibit "A-2".

  "1109 McKay Closing" shall mean the date that title to 1109 McKay becomes vested in Buyer either through a deed-in-lieu of foreclosure or through a foreclosure as contemplated by this Agreement.





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  "1109 McKay Deed-in-Lieu Escrow" shall mean an escrow to be established by and among Seller, Buyer, MFCO and Escrow Holder for the conveyance of MFCO's interests in 1109 McKay to Buyer pursuant to a deed-in-lieu of foreclosure as contemplated by the MFCO Agreement with Buyer's name as Seller's nominee in the documents effecting such deed-in-lieu of foreclosure.

  "Agreement" shall be as defined in the preamble to this Agreement.

  "Assignment of Deed-in-Lieu Contract Rights" shall mean the instrument conveying to Buyer the Deed-in-Lieu Contract Rights in the form of Exhibit "F".

  "Buyer" shall be as defined in the preamble to this Agreement.

  "Closing" shall mean the date on which the later of the 1101 McKay Closing and the 1109 McKay Closing have occurred.

  "Closing Date" shall be the date the Closing occurs.

  "Confidentiality Agreement" shall mean that certain confidentiality agreement by and between Seller and Buyer dated March 10, 1994.

  "Deed-in-Lieu Closing Date" shall be April 27, 1994.

  "Deed-in-Lieu Contract Rights" shall mean the following rights of Seller under the Griffin Agreement and the Plan: (i) the right to be designated as Brazos' nominee and receive a deed-in-lieu of foreclosure of 1101 McKay from Griffin and GOCO; (ii) the benefit of the representations and warranties of Griffin under the Griffin Agreement as such representations and warranties relate to Griffin and to 1101 McKay only; (iii) the right to be designated as Brazos' nominee and receive a deed-in-lieu of foreclosure of 1109 McKay from MFCO; and (iv) the benefit of the representations and warranties of MFCO under the MFCO Agreement as such representations and warranties relate to MFCO and to 1109 McKay only. The Deed-in-Lieu Contract Rights shall not include any right, title or interest in or to the GOCO Loan or the MFCO Loan except as described above.

  "Deposit" shall be as defined in Paragraph 2.2.

  "Escrow" shall mean the escrow to be established by and among Buyer, Seller and Escrow Holder to consummate the





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
Closing under this Agreement to hold and deliver the Deposit and certain other documents and funds as provided hereunder.

  "Escrow Holder" shall mean Commonwealth Land Title Company.

  "GOCO" shall be as defined in Recital A.

  "GOCO Loan" shall mean that certain loan originally made by American Savings and Loan Association to GOCO (formerly Glenborough Operating Co., Ltd., a California limited partnership) in the original face principal amount of $295,617,449 secured, in part, by 1101 McKay and forty- one (41) other properties.

  "GOCO Participation Agreement" shall mean that certain participation agreement by and between Seller as lead lender and servicer and Buyer as participant which relates to the GOCO Loan and shall be in the form of Exhibit "B-1".

  "Griffin" shall be as defined in Recital B.

  "Griffin Agreement" shall mean that certain agreement entitled "Agreement (Phase I)" dated as of December 28, 1993, by and between Seller and Griffin regarding the disposition of 1101 McKay and eight (8) other properties which are security for the GOCO Loan.

  "Junior Liens" shall mean that certain deed of trust encumbering 1109 McKay in favor of GATX dated August, 1986, recorded August 8, 1986, as Book J 799 Page 1005 as Instrument No. 8896136 in the Official Records of Santa Clara County, California, and any other liens securing monetary indebtedness encumbering 1109 McKay recorded as of the date hereof or at 1109 McKay Closing.

  "MFCO" shall be as defined in Recital C.

  "MFCO Agreement" shall mean that certain agreement entitled "Agreement (1109 McKay)" dated as of February 1, 1994, by and between Seller and MFCO regarding the disposition of 1101 McKay.

  "MFCO Loan" shall mean that certain loan originally made by American Savings and Loan Association to MFCO in the amount of $6,607,913 evidenced by a promissory note dated August 30, 1985, and secured by a deed of trust encumbering 1109 McKay.





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  "MFCO Participation Agreement" shall mean that certain participation agreement by and between Seller as lead lender and servicer and Buyer as participant which relates to the MFCO Loan and shall be in the form of Exhibit "B-2".

   "MFCO Participation Interest" shall mean a one hundred percent (100%) participation interest in the MFCO Loan to be granted to Buyer pursuant to the terms and conditions of this Agreement and governed by the MFCO Participation Agreement.

  "Plan" shall mean that certain Second Amended Plan of Reorganization of GOCO in the matter, In re GOCO Realty Fund, Case No. 92-53651, U.S. Bankr. C.D. Cal.

  "Property" shall mean, collectively, 1101 McKay and 1109 McKay.

  "Purchase Price" shall mean the sum of the following:

     (a) $2,165,542 less an amount equal to $1,483 per diem for the number of days from and including the date of execution of this Agreement to (but exclusive of) the earlier of the date thirty (30) days thereafter or the date of the 1101 McKay Closing ("1101 McKay Portion"); plus

     (b) $2,852,000 less an amount equal to $2,612 per diem for the number of days from and including the date of execution of this Agreement to (but exclusive of) the earlier of the date thirty (30) days thereafter or the date of the 1109 McKay Closing ("1109 McKay Portion"); plus

     (c) the amount of funds in the receivership estate for 1109 McKay as of March 31, 1994, less any normal operating costs and expenses of the receivership estate through March 31, 1994, which have not been paid as of such date (exclusive of real estate taxes) ("March 31 Receivership Funds").

     Net Receivership Funds arising subsequent to March 31, 1994, with respect to 1109 McKay until the termination of such receivership shall be delivered to Seller upon wind-up of such receivership. "Net Receivership Funds" shall mean the funds held by the receivership estate for 1109 McKay to be distributed pursuant to the final accounting and the court order for distribution, less the March 31 Receivership Funds





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  and less any rent credit due Buyer for rent paid in excess of rent required for the period April 15, 1994, through April 30, 1994.

  "Seller" shall be as defined in the preamble to this Agreement.

2. Acquisition and Participation

  2.1 Purchase and Sale of Deed-in-Lieu Contract Rights. Subject to the terms and conditions of this Agreement, Seller agrees to convey to Buyer and Buyer agrees to accept all of Seller's right, title and interest in and to the Deed-in-Lieu Contract Rights.

  2.2  Participation Agreements and Foreclosure.

   (a) In the event Griffin fails to deposit the items required by the Griffin Agreement into the 1101 McKay Deed-in-Lieu Escrow by the date prior to the Deed-in-Lieu Closing Date, then, subject to the terms and conditions of this Agreement:

     (i) Seller agrees to convey to Buyer and Buyer agrees to accept from Seller on the Deed-in-Lieu Closing Date, the GOCO Participation Interest in the GOCO Loan, the terms of which shall be governed by the GOCO Participation Agreement; and

     (ii) Seller agrees, subject to the terms and conditions of this Agreement and the GOCO Participation Agreement, as lead lender of the GOCO Loan to foreclose upon 1101 McKay and cause title in the Trustee's Deed to be vested in the name of Buyer.

   (b) In the event MFCO fails to deposit the items required by the MFCO Agreement into the 1109 McKay Deed-in-Lieu Escrow by the date prior to the Deed-in-Lieu Closing Date, then, subject to the terms and conditions of this
Agreement:

     (i) Seller agrees to convey to Buyer and Buyer agrees to accept from Seller on the Deed-in-Lieu Closing Date, the MFCO Participation Interest in the MFCO Loan, the terms of which shall be governed by the MFCO Participation Agreement; and

     (ii) Seller agrees, subject to the terms and conditions of this Agreement and the MFCO Participation





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Agreement, as lead lender of the MFCO Loan to foreclose upon 1109 McKay and cause title in the Trustee's Deed to be vested in the name of Buyer; and

     (iii) Buyer and Seller agree that the rental rate for the renewal term of 1109 McKay under its existing lease, including any unexercised options for renewal, extension or purchase, shall be $0.43 per net rentable square foot commencing April 15, 1994. The rental rate prior to such date shall be the previously existing rate.

  2.3 Purchase Price. As consideration for Seller's conveyance of the Deed-in-Lieu Contract Rights, the MFCO Participation Interest and the GOCO Participation Interest, Buyer shall pay to Seller the Purchase Price at the following times:

   (a) Within one (1) business day after the date of this Agreement, Buyer shall deposit with Escrow Holder the sum of $550,000 (which together with any interest earned thereon is referred to as the "Deposit"). Escrow Holder shall deposit the Deposit into an interest bearing account or instrument. If Escrow Holder does not receive the Deposit by 2:00 P.M. Pacific Standard Time on such date, this Agreement and the Escrow shall be terminated and be of no force or effect (except for the obligations of Buyer contained in the Confidentiality Agreement, which shall survive such termination).

   (b) The Deposit shall be applied in full towards the payment of the Purchase Price upon the 1101 McKay Closing and the 1109 McKay Closing as provided herein or if the 1101 McKay Closing or 1109 McKay Closing does not occur for any reason other than due to the failure of a condition set forth in Paragraph 4, then Two Hundred Fifty Thousand Dollars ($250,000) of the Deposit shall be paid to and retained by Seller as nonrefundable liquidated damages pursuant to Paragraph 6.1 and the remainder of the Deposit shall be returned to Buyer.

   (c) On the business day prior to the Deed-in-Lieu Closing Date, Buyer shall deposit with Escrow Holder by wire transfer an amount equal to the Purchase Price less the Deposit plus an amount sufficient to satisfy the closing costs for which Buyer is responsible under this Agreement.

   (d) If the 1101 McKay Deed-in-Lieu Escrow and the 1109 McKay Deed-in-Lieu Escrow do not close by the Deed-in-Lieu Closing Date, then Escrow Holder shall immediately





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return all funds deposited by Buyer under paragraph 2.3(c) above to Buyer and retain the Deposit in Escrow.

   (e) On the business day prior to the 1109 McKay foreclosure, Buyer shall deposit with Escrow Holder by wire transfer an amount equal to the 1109 McKay Portion and the March 31 Receivership Funds plus an amount sufficient to satisfy the closing costs in the 1109 McKay Closing for which Buyer is responsible under this Agreement.

   (f) On the business day prior to the 1101 McKay foreclosure, Buyer shall deposit with Escrow Holder by wire transfer an amount equal to the 1101 McKay Portion less the Deposit plus an amount sufficient to satisfy the closing costs in the 1101 McKay Closing for which Buyer is responsible under this Agreement.

   All wire transfers under this Agreement to Escrow Holder shall be wired as specified in the wiring instructions provided by Escrow Holder ("Escrow Holder's Wiring Instructions"). All wire transfers under this Agreement to Seller shall be wired as specified in the wiring instructions provided by Seller ("Seller's Wiring Instructions").

   There shall be no adjustment to the Purchase Price in the event the MFCO Participation Agreement and/or the GOCO Participation Agreement are not required to be delivered under this Agreement due to the closing of the 1101 McKay Deed-in-Lieu Escrow and/or the 1109 McKay Deed-in-Lieu Escrow.

  2.4 Disposition of Junior Liens. Seller shall use its commercially reasonable best efforts by the Deed-in-Lieu Closing Date to cause the Junior Liens to be reconveyed.

  2.5  Costs and Expenses.

   (a) Seller shall pay for any trustee's fees and the premium for the trustee's sale guarantee incurred in any foreclosure of 1101 McKay and/or 1109 McKay and the costs and expenses of the wind-up and termination of the receivership estate of 1109 McKay and the special master estate of 1101 McKay.

   (b) Upon Closing, Buyer shall pay for any recording fees and the fees of Escrow Holder. Buyer shall also pay any costs and expenses for which Seller would otherwise be responsible under the 1101 McKay Deed-in-Lieu





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Escrow and the 1109 McKay Deed-in-Lieu Escrow.  Buyer shall also pay for the premiums for any owner's title insurance which Buyer may elect to obtain upon Closing.

   (c) Buyer and Seller shall each pay their respective attorneys' fees and costs incurred in the preparation and negotiation of this Agreement and the Closing.

  2.6 Lease Covenants. Buyer hereby covenants with Seller to perform fully its obligations, including, without limitation, rental obligations, under the lease of 1101 McKay to the 1101 McKay Closing and its obligations, including, without limitation, rental obligations, under the lease of 1109 McKay to the 1109 McKay Closing.


3. Representations and Warranties.

  3.1 Buyer's Representations and Warranties. In consideration of Seller entering into this Agreement and to consummate the transactions contemplated hereby Buyer hereby makes the following representations and warranties to Seller as of the date of this Agreement. Such representations and warranties shall also be true and correct as of the 1101 McKay Closing and the 1109 McKay Closing.

   (a) Due Organization. Buyer is and as of the Closing will be a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware.

   (b) Power and Authority. Buyer has and as of the Closing will have the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

   (c) Due Authorization, Execution, Delivery and Binding Nature. This Agreement and all agreements, instruments and documents herein provided to be executed by Buyer are and as of the Closing will be duly authorized, executed and delivered by and are and will be binding upon Buyer.

   (d) No Affiliation or Contact with Borrowers. Buyer is neither affiliated with nor is Buyer owned by, beneficially or otherwise, Griffin or MFCO or any of their respective partners, affiliates or representatives.





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   (e)  Advice of Counsel.  Buyer has consulted extensively with, and has been represented by, legal counsel and accountants of its own choice in connection with the meaning, interpretation, negotiation, drafting and effect of this Agreement, and Buyer is fully satisfied with its legal counsel and accountants and the advice which it has received from each of them as to the contents and legal effect of this Agreement.

  3.2 Seller's Representations and Warranties. In consideration of Buyer entering into this Agreement and to consummate the transactions contemplated hereby Seller hereby makes the following representations and warranties to Buyer as of the date of this Agreement. Such representations and warranties shall also be true and correct as of the 1101 McKay Closing and the 1109 McKay Closing. It is expressly understood and agreed that all liability of Seller for breach of the following representations and warranties shall terminate if no written claim or breach, specifying the representation or warranty allegedly breached and the supporting evidence for the alleged breach, shall be delivered to Seller on or prior to the date which is six (6) months following the
Closing:

   (a) Due Organization. Seller is and as of the Closing will be a limited partnership duly organized, validly existing, and in good standing under the laws of the State of Delaware, and is qualified to conduct business in the State of California. Brazos Asset Management, Inc. is the sole general partner of Seller, and is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

   (b) Power and Authority. Seller has and as of the Closing will have the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

   (c) Due Authorization, Execution, Delivery and Binding Nature. This Agreement and all agreements, instruments and documents herein provided to be executed by Seller are and as of the Closing will be duly authorized, executed and delivered by and are and will be binding upon Seller.

   (d) Ownership. As of the date hereof, Seller and its affiliates are, and at the Closing Seller will be, the sole owners of all right, title and interest in the GOCO Loan, the MFCO Loan and Deed-in-Lieu Contract Rights.





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Seller has not assigned or pledged any interest in the GOCO Loan, the MFCO Loan or the Deed-in-Lieu Contract Rights to anyone other than affiliates of Seller.

   (e) Agreements. Attached hereto as Exhibit "C" is a true, accurate and complete copy of the Griffin Agreement. Attached hereto as Exhibit "D" is a true, accurate and complete copy of the MFCO Agreement. The Griffin Agreement and the MFCO Agreement have not been amended, supplemented, terminated or otherwise amended by Seller except by those certain letter agreements, true, accurate and complete copies of which are attached as Exhibit "E".

  3.3 "AS-IS" Provision. THE DEED-IN-LIEU CONTRACT RIGHTS, THE MFCO PARTICIPATION INTEREST AND THE GOCO PARTICIPATION INTEREST ARE PURCHASED AND SOLD "AS IS". THE PURCHASE PRICE AND THE TERMS AND CONDITIONS SET FORTH HEREIN ARE THE RESULT OF ARM'S-LENGTH BARGAINING BETWEEN ENTITIES FAMILIAR WITH SOPHISTICATED REAL ESTATE TRANSACTIONS. ADDITIONALLY, BUYER ACKNOWLEDGES THAT IT HAS BEEN THE MAJOR TENANT OF THE PROPERTY FOR A SUBSTANTIAL PERIOD OF TIME AND THAT IT IS THEREFORE VERY FAMILIAR WITH THE PROPERTY. CONSEQUENTLY, THE PRICE TERMS AND CONDITIONS IN THIS AGREEMENT TAKE INTO ACCOUNT THAT BUYER IS NOT ENTITLED TO RELY ON ANY INFORMATION PROVIDED BY SELLER. FURTHERMORE, EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, SELLER MAKES NO STATEMENTS, REPRESENTATIONS OR WARRANTIES (WHETHER EXPRESS OR IMPLIED), INCLUDING, WITHOUT LIMITATION, ANY RELATING TO (A) THE FINANCIAL CONDITION OF GRIFFIN OR MFCO, (B) GRIFFIN'S OR MFCO'S ABILITY TO PERFORM PURSUANT TO THE TERMS AND CONDITIONS OF THE GRIFFIN AGREEMENT OR THE MFCO AGREEMENT, (C) THE LIEN POSITION OR LIEN PRIORITY OF THE MFCO LOAN OR THE GOCO LOAN, (D) THE COMPLIANCE OR CONFORMITY OF THE MFCO LOAN OR THE GOCO LOAN WITH ANY LENDING OR UNDERWRITING CRITERIA OR PRACTICES, (E) THE COLLECTIBILITY OF THE MFCO LOAN OR THE GOCO LOAN, (F) THE VALUE OF THE PROPERTY, (G) THE CONDITION OF TITLE TO THE PROPERTY, (H) THE PHYSICAL OR ENVIRONMENTAL CONDITION OF THE PROPERTY (INCLUDING, WITHOUT LIMITATION, ANY DEFERRED MAINTENANCE AT THE PROPERTY), (I) THE SUITABILITY, COMPLIANCE OR LACK OF COMPLIANCE OF THE PROPERTY WITH ANY STATE, FEDERAL, COUNTY OR LOCAL LAW, ORDINANCE, ORDER, PERMIT OR REGULATION, OR (J) ANY OTHER ATTRIBUTE OR MATTER OF OR RELATING TO MFCO, GRIFFIN, THE MFCO LOAN, THE GOCO LOAN OR THE PROPERTY. BUYER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED AND CONDUCTED SUCH INDEPENDENT ANALYSES, STUDIES, REPORTS, INVESTIGATIONS AND INSPECTIONS AS IT DEEMS APPROPRIATE IN CONNECTION WITH THE BORROWER, THE MFCO LOAN, THE GOCO LOAN,





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
THE RELATED LOAN DOCUMENTS AND THE PROPERTY. BUYER ACKNOWLEDGES THAT ANY INFORMATION ("INFORMATION") THAT SELLER PROVIDES OR MAKES AVAILABLE TO BUYER, WHETHER WRITTEN OR ORAL, OR IN THE FORM OF APPRAISALS, MAPS, SURVEYS, PLATS, SOIL REPORTS, ENGINEERING STUDIES, ENVIRONMENTAL STUDIES, INSPECTION REPORTS, PLANS, SPECIFICATIONS, DUE DILIGENCE REPORTS, OR ANY OTHER INFORMATION PERTAINING TO THE MFCO LOAN, THE GOCO LOAN, THE DEED-IN-LIEU CONTRACT RIGHTS, MFCO, GOCO, GRIFFIN OR THE PROPERTY, OR ANY AND ALL RECORDS, RENT ROLLS, LEASES AND OTHER DOCUMENTS PERTAINING TO THE USE AND OCCUPANCY OF THE PROPERTY, INCOME OF THE PROPERTY, THE COST AND EXPENSES OF MAINTAINING THE PROPERTY, AND ANY AND ALL OTHER MATTERS CONCERNING THE CONDITION, SUITABILITY, INTEGRITY, MARKETABILITY, COMPLIANCE WITH LAW OR OTHER ATTRIBUTE OR ASPECT OF THEREOF IS FURNISHED TO BUYER SOLELY AS A COURTESY. BUYER ACKNOWLEDGES THAT SELLER HAS NEITHER VERIFIED THE ACCURACY OF ANY STATEMENTS OR OTHER MATTERS CONTAINED IN THE INFORMATION NOR ANY METHOD USED TO COMPILE THE INFORMATION OR THE QUALIFICATIONS OF THE PERSON PREPARING THE INFORMATION. SELLER GIVES NO REPRESENTATION OR WARRANTY ABOUT, AND ASSUMES NO RESPONSIBILITY FOR, THE ACCURACY OR COMPLETENESS OF THE INFORMATION, AND BUYER IS NOT ENTITLED TO RELY ON ANY OF THE INFORMATION. LIKEWISE, NO PARTNER, OFFICER, EMPLOYEE OR AGENT OF SELLER HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS REGARDING THE INFORMATION, THE MFCO LOAN, THE GOCO LOAN, THE DEED-IN-LIEU CONTRACT RIGHTS, MFCO, GRIFFIN, GOCO OR THE PROPERTY, AND IF GIVEN, THESE REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY SELLER. THE RELIANCE BY BUYER UPON ANY INFORMATION SHALL NOT CREATE OR GIVE RISE TO ANY LIABILITY OF OR AGAINST SELLER, SELLER'S PARTNERS OR AFFILIATES OR ANY OF THEIR RESPECTIVE PARTNERS, OFFICERS, DIRECTORS, PARTICIPANTS, EMPLOYEES, CONTRACTORS, CONSULTANTS, REPRESENTATIVES OR AGENTS. BUYER AGREES TO BEAR THE RISKS OF ALL MATTERS RELATING TO THE DEED-IN-LIEU CONTRACT RIGHTS, THE PARTICIPATION, GRIFFIN, MFCO, GOCO AND THE PROPERTY, INCLUDING, WITHOUT LIMITATION: (A) COLLECTIBILITY OF THE MFCO LOAN AND THE GOCO LOAN; (B) MFCO'S AND GRIFFIN'S FINANCIAL CONDITION; (C) FRAUD OR FORGERY NOT KNOWN TO SELLER; (D) THE VALUE OR CONDITION OF THE PROPERTY; AND (E) CLAIMS OF ANY MECHANICS' LIENORS, BONDED STOP NOTICE HOLDERS OR ISSUERS OF SURETY BONDS IN RESPECT OF THE PROPERTY. BUYER'S PAYMENT OF THE PURCHASE PRICE AT THE CLOSING SHALL CONSTITUTE BUYER'S ACKNOWLEDGEMENT AND APPROVAL, BOTH AS TO FORM AND CONTENT, OF THE GRIFFIN AGREEMENT, THE MFCO AGREEMENT, THE MFCO LOAN DOCUMENTS, THE GOCO LOAN DOCUMENTS AND BUYER'S ACKNOWLEDGEMENT THAT BUYER HAS HAD THE OPPORTUNITY TO REQUEST FROM SELLER AND REVIEW





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
SUCH DOCUMENTS AND MATERIALS AS BUYER DEEMED APPROPRIATE.

_____________________      __________________________
 Buyer's Initials           Seller's Initials


4. Conditions to Closings.

  4.1  Conditions to Close the 1101 McKay Deed-in-Lieu Escrow.

   (a) Seller's Conditions to Close the 1101 McKay Deed-in-Lieu Escrow. The obligation of Seller to close the 1101 McKay Deed-in-Lieu Escrow shall be subject to the satisfaction of, or Seller's waiver of, the following conditions precedent:

     (i) Buyer's Deliveries to Escrow Holder and Seller. That Buyer shall have delivered or caused to be delivered to Escrow Holder, the funds and documents described in Paragraph 5.2 no later than one (1) business day prior to the Deed-in-Lieu Closing Date.

     (ii) Buyer's Representations and Warranties. That Buyer's representations and warranties set forth in Paragraph 3.1 hereof shall be true and correct as of the date of this Agreement and as of the Deed-in-Lieu Closing Date as if made on and as of the Deed-in-Lieu Closing Date.

     (iii) Buyer's Performance. That Buyer shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by Buyer on or before the Deed-in-Lieu Closing Date.

   (b) Buyer's Conditions to Close the 1101 McKay Deed-in-Lieu Escrow. The obligation of Buyer to close the 1101 McKay Deed-in-Lieu Escrow shall be subject to the satisfaction of, or Buyer's waiver of, the following conditions precedent:

     (i) Seller's Delivery to Escrow Holder. That Seller shall have delivered to Escrow Holder not later than one (1) business day prior to the Deed-in-Lieu Closing Date the items described in Paragraph 5.3 below.

     (ii) Seller's Performance. That Seller shall have performed, satisfied and complied with all covenants, agreements and conditions required by this





LA-REL-R34461.6                                                       -13-

Agreement to be performed or complied with by Seller on or before the Deed-in-Lieu Closing Date.

     (iii) Seller's Representations and Warranties. That Seller's representations and warranties set forth in Paragraph 3.2 hereof shall be true and correct as of the date of this Agreement and as of the Deed-in-Lieu Closing Date as if made on and as of the Deed-in-Lieu Closing Date.

     (iv) Lien Priority.  The continued first lien priority of the GOCO Loan.

   (c) Mutual Conditions to Close the 1101 McKay Deed-in-Lieu Escrow. Both Seller's and Buyer's obligations to close the 1101 McKay Deed-in- Lieu Escrow are subject to the satisfaction or waiver of the following conditions:

     (i) Griffin and GOCO Performance. That Griffin and GOCO shall have deposited all documents to be deposited by such entities into the 1101 McKay Deed-in-Lieu Escrow by the date prior to the Deed-in-Lieu Closing Date as required by the Plan and the Griffin Agreement.

     (ii) Agreements in Full Force and Effect. That the Griffin Agreement (as it relates to 1101 McKay only) and the Plan (as it relates to 1101 McKay only) remain in full force and effect and have not been terminated, amended, supplemented or otherwise modified in any manner except with Buyer's consent.

  4.2  Conditions to Close the 1109 McKay Deed-in-Lieu Escrow.

   (a) Seller's Conditions to Close the 1109 McKay Deed-in-Lieu Escrow. The obligation of Seller to close the 1109 McKay Deed-in-Lieu Escrow shall be subject to the satisfaction of, or Seller's waiver of, the following conditions precedent:

     (i) Buyer's Deliveries to Escrow Holder and Seller. That Buyer shall have delivered or caused to be delivered to Escrow Holder, the funds and documents described in Paragraph 5.2 no later than one (1) business day prior to the Deed-in-Lieu Closing Date.

     (ii) Buyer's Representations and Warranties. That Buyer's representations and warranties set forth in Paragraph 3.1 hereof shall be true and correct as of the





LA-REL-R34461.6                                                       -14-
date of this Agreement and as of the Deed-in-Lieu Closing Date as if made on and as of the Deed-in-Lieu Closing Date.

     (iii) Buyer's Performance. That Buyer shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by Buyer on or before the Deed-in-Lieu Closing Date.

   (b) Buyer's Conditions to Close the 1109 McKay Deed-in-Lieu Escrow. The obligation of Buyer to close the 1109 McKay Deed-in-Lieu Escrow shall be subject to the satisfaction of, or Buyer's waiver of, the following conditions precedent:

     (i) Seller's Delivery to Escrow Holder. That Seller shall have delivered to Escrow Holder not later than one (1) business day prior to the Deed-in-Lieu Closing Date the items described in Paragraph 5.3 below.

     (ii) Seller's Performance. That Seller shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by Seller on or before the Deed-in-Lieu Closing Date.

     (iii) Seller's Representations and Warranties. That Seller's representations and warranties set forth in Paragraph 3.2 hereof shall be true and correct as of the date of this Agreement and as of the Deed-in-Lieu Closing Date as if made on and as of the Deed-in-Lieu Closing Date.

     (iv) Lien Priority.  The continued first lien priority of the MFCO Loan.

     (v) Reconveyance of the Junior Liens. That Seller shall have caused a reconveyance of any and all Junior Liens to be deposited into the 1109 Deed-in-Lieu Escrow.

   (c) Mutual Conditions to Close the 1109 McKay Deed-in-Lieu Escrow. Both Seller's and Buyer's obligations to close the 1109 McKay Deed-in- Lieu Escrow are subject to the satisfaction or waiver of the following conditions:

     (i) MFCO Performance. That MFCO shall have deposited all documents to be deposited by MFCO into the





LA-REL-R34461.6                                                       -15-

1109 McKay Deed-in-Lieu Escrow by the date prior to the Deed-in-Lieu Escrow Date as required by the MFCO Agreement.

     (ii) Agreements in Full Force and Effect. That the MFCO Agreement remains in full force and effect and have not been terminated, amended, supplemented or otherwise modified in any manner except with Buyer's consent.

  4.3  Conditions to Foreclosure of 1101 McKay.

   (a) Seller's Conditions to Foreclosure of 1101 McKay. The obligation of Seller to foreclose on 1101 McKay and cause the Trustee's Deed to be vested in the name of Buyer shall be subject to the satisfaction of, or Seller's waiver of, the following conditions precedent:

     (i) Failure of 1101 McKay Deed-in-Lieu Escrow to Close. That the 1101 McKay Deed-in-Lieu Escrow has failed to close by the Deed-in-Lieu Closing Date or at any time prior to the foreclosure date due to the failure of Griffin to deposit the documents required to be deposited therein under the Griffin Agreement.

     (ii) Foreclosure Permissible. That Seller shall continue to have the right to foreclose on 1101 McKay under the GOCO Loan and under applicable California law.

     (iii) Buyer's Deliveries to Escrow Holder and Seller. That Buyer shall have delivered or caused to be delivered to Escrow Holder, the funds and documents described in Paragraph 5.5.

     (iv) Buyer's Representations and Warranties. That Buyer's representations and warranties set forth in Paragraph 3.1 hereof shall be true and correct as of the date of this Agreement and as of the foreclosure date as if made on and as of the foreclosure date.

     (v) Buyer's Performance. That Buyer shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by Buyer on or before the foreclosure date.

   (b) Buyer's Conditions to Accept Trustee's Deed. The obligation of Buyer to accept a Trustee's Deed of 1101 McKay shall be subject to the satisfaction of, or Buyer's waiver of, the following conditions precedent:





LA-REL-R34461.6                                                       -16-

     (i) Seller's Performance. That Seller shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by Seller on or before the foreclosure date.

     (ii) Seller's Representations and Warranties. That Seller's representations and warranties set forth in Paragraph 3.2 hereof shall be true and correct as of the date of this Agreement and as of the foreclosure date as if made on and as of the foreclosure date.

  4.4  Conditions to Foreclosure of 1109 McKay.

   (a) Seller's Conditions to Foreclosure of 1109 McKay. The obligation of Seller to foreclose on 1109 McKay and cause the Trustee's Deed to be vested in the name of Buyer shall be subject to the satisfaction of, or Seller's waiver of, the following conditions precedent:

     (i) Failure of 1109 McKay Deed-in-Lieu Escrow to Close. That the 1109 McKay Deed-in-Lieu Escrow has failed to close by the Deed-in-Lieu Closing Date or at any time prior to the foreclosure date due to the failure of MFCO to deposit the documents required to be deposited therein under the MFCO Agreement.

     (ii) Foreclosure Permissible. That Seller shall continue to have the right to foreclose on 1109 McKay under the MFCO Loan and under applicable California law.

     (iii) Buyer's Deliveries to Escrow Holder and Seller. That Buyer shall have delivered or caused to be delivered to Escrow Holder, the funds and documents described in Paragraph 5.6.

     (iv) Buyer's Representations and Warranties. That Buyer's representations and warranties set forth in Paragraph 3.1 hereof shall be true and correct as of the date of this Agreement and as of the foreclosure date as if made on and as of the foreclosure date.

     (v) Buyer's Performance. That Buyer shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by Buyer on or before the foreclosure date.





LA-REL-R34461.6                                                       -17-

   (b) Buyer's Conditions to Accept Trustee's Deed. The obligation of Buyer to accept a Trustee's Deed of 1109 McKay shall be subject to the satisfaction of, or Buyer's waiver of, the following conditions precedent:

     (i) Seller's Performance. That Seller shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by Seller on or before the foreclosure date.

     (ii) Seller's Representations and Warranties. That Seller's representations and warranties set forth in Paragraph 3.2 hereof shall be true and correct as of the date of this Agreement and as of the foreclosure date as if made on and as of the foreclosure date.


5. Closing and Escrow

  5.1  Establishment of Escrow.

   (a) This Agreement shall constitute both an agreement between Seller and Buyer and escrow instructions. By 12:00 noon on the date which is one (1) business day after the parties have fully executed this Agreement, the Escrow be opened with Escrow Holder, by delivery of a fully-executed copy of this Agreement. The parties agree to execute such supplemental escrow instructions as Escrow Holder may reasonably require; provided, however, that in the event of any conflict between the terms of this Agreement and the terms of such supplemental escrow instructions, the terms of this Agreement shall govern.

   (b) The Closing shall occur at the earliest reasonably possible time but in no event later than December 31, 1994. Both Seller and Buyer covenant to use their commercially reasonable best efforts to cause the Closing to occur as soon as reasonably practicable.

   (c) In the event the Closing has not occurred by December 31, 1994, due to no fault of Buyer or Seller, then Buyer and Seller shall have the option exercisable at any time thereafter to terminate this Agreement with respect to any property which has not then closed. In such event, Buyer shall have the option exercisable within ten (10) days after notice of such termination either: (i) to keep any property to which it has obtained title and to terminate its rights hereunder to the remaining property, in which event





LA-REL-R34461.6                                                       -18-

Escrow Holder shall return to Buyer the Deposit and Buyer and Seller shall have no further rights, duties or obligations hereunder; or (ii) to keep any property to which it has obtained title and to acquire Seller's position with respect to any remaining property in accordance with the following terms:

     (A) Buyer shall purchase such position for the remaining amount of the Purchase Price not received by Seller.

     (B) Buyer shall close such purchase within fifteen (15) days of Buyer's election to purchase such position. If Buyer fails to close within such fifteen (15) day period then Buyer's rights to purchase such position shall terminate.

     (C) If the position to be purchased is with respect to 1109 McKay then, the transaction shall be a whole loan sale of the MFCO Loan to Buyer. If the position to be purchased is with respect to 1101 McKay, then the transaction shall be a partial sale of the GOCO Loan or a participation therein which shall grant to Buyer the right to foreclose on 1101 McKay.

     (D) Seller shall be liable for any foreclosure costs incurred prior to the closing date and Buyer shall be liable for any foreclosure costs incurred subsequent to closing date.

     (E) If the position to be acquired by Buyer is with respect to 1109 McKay, then Buyer shall prosecute the foreclosure of 1109 McKay to completion and shall cause the receivership estate to be terminated and liquidated as soon as reasonably practicable after foreclosure of 1109 McKay. Upon termination of the receivership estate, Net Receivership Funds shall be disbursed to Seller and Buyer as follows:

       (I) Seller shall receive an amount equal to the Net Receivership Funds multiplied by a fraction, the numerator of which is the number of days from the date of appointment of the receiver to the closing date and the denominator of which is the total number of days from the date of appointment of the receiver to the termination of the receivership.

       (II)  Buyer shall receive the remainder of the Net Receivership Funds.





LA-REL-R34461.6                                                       -19-

     (F) If the position to be acquired by Buyer is with respect to 1101 McKay then the proceeds disbursed by the special master for such property for the month in which such closing occurs shall be prorated outside of escrow as of the date of such closing. Buyer shall be entitled to all disbursements in subsequent months.

     (G) Buyer and Seller shall each share one-half the escrow fees incurred in such closing. Seller shall pay any recording fees and Buyer and Seller shall each share one-half the escrow fees incurred in such closing.

  5.2 Buyer's Deposits into Escrow. Buyer shall deliver or cause to be delivered to Escrow Holder one (1) business day before the Deed-in- Lieu Closing Date:

   (a)  The Purchase Price, less the Deposit.

   (b) An amount equal to all closing costs and other expenses incurred in the Escrow to be paid by Buyer hereunder.

   (c)  The MFCO Participation Agreement.

   (d)   The GOCO Participation Agreement.

  5.3 Seller's Deposits into Escrow. Seller shall deliver or cause to be delivered to Escrow Holder one (1) business day before the Deed-in- Lieu Closing Date:

   (a)   The MFCO Participation Agreement.

   (b)   The GOCO Participation Agreement.

   (c)   The Assignment of Deed-in-Lieu Contract Rights.

   (d) A reconveyance of the deed of trust securing the MFCO Loan ("MFCO Reconveyance").

   (e) A reconveyance of the deed of trust securing the GOCO Loan which encumbers 1101 McKay ("GOCO Reconveyance").

   (f) An instruction to Chicago Title Company as successor-in-interest to Safeco Title Insurance Company to release or reconvey the installment sales contract affecting 1101 McKay ("Chicago Title Instructions").





LA-REL-R34461.6                                                       -20-

   (g) A reconveyance for any Junior Liens which have not been reconveyed by such date.

  5.4  Escrow Holder's Acts Upon Deed-in-Lieu Closing Date.

   (a) On the Deed-in-Lieu Closing Date, if the 1101 McKay Closing and the 1109 McKay Closing have occurred, Escrow Holder shall promptly undertake all of the following in the order set forth below:

     (i) Disburse the funds deposited with Escrow Holder by Buyer pursuant to Paragraph 5.2 as follows:

       (A) Pay all closing costs and other amounts chargeable to the account of Seller and Buyer hereunder.

       (B) Deliver the remainder of the funds in Escrow to Seller by Federal Funds wire transfer no later than 2:00 p.m. Pacific Standard Time on the Closing Date in accordance with Seller's Wiring Instructions.

     (ii) Return the counterpart of the GOCO Participation Agreement and the MFCO Participation Agreement executed by Seller to Seller.

     (iii) Deliver to Buyer the counterpart of the GOCO Participation Agreement and the MFCO Participation Agreement executed by Buyer and the Assignment of Deed-in-Lieu Contract Rights.

     (iv) Record the MFCO Reconveyance and the GOCO Reconveyance in the Official Records of the County of Santa Clara, California.

     (v) Deliver the Chicago Title Instructions to the office of Chicago Title Company to be designated by Buyer.

   (b) On the Deed-in-Lieu Closing Date, if the 1101 McKay Closing and the 1109 McKay Closing have not occurred, Escrow Holder shall promptly undertake all of the following in the order set forth below:

     (i) Return all funds deposited with Escrow Holder by Buyer less the Deposit to Buyer pursuant to Paragraph 2.3(c) above and retain the Deposit under this Agreement.





LA-REL-R34461.6                                                       -21-

     (ii) Deliver to Seller the counterpart of the GOCO Participation Agreement and the MFCO Participation Agreement executed by Buyer to Seller and the Assignment of Deed-in-Lieu Contract Rights.

     (iii) Deliver the counterpart of the GOCO Participation Agreement and the GOCO Participation Agreement executed by Seller to Buyer.

  5.5 Buyer's Deposits into Escrow Prior to 1109 McKay Foreclosure. If the foreclosure of 1109 McKay is to occur under this Agreement, then one (1) business day prior to the foreclosure of 1109 McKay, Buyer shall deposit into Escrow, the 1109 McKay Portion, plus an amount equal to all closing costs and other expenses incurred in the Escrow to be paid by Buyer hereunder.

  5.6 Buyer's Deposits into Escrow Prior to 1101 McKay Foreclosure. If the foreclosure of 1101 McKay is to occur under this Agreement, then one (1) business day prior to the foreclosure of 1101 McKay, Buyer shall deposit into Escrow, the 1101 McKay Portion, less the Deposit, plus an amount equal to all closing costs and other expenses incurred in the Escrow to be paid by Buyer hereunder.

  5.7  Escrow Holder's Acts Upon Foreclosures.

   (a) On the 1109 McKay Closing by reason of foreclosure, Escrow Holder shall promptly undertake all of the following in the order set forth below:

     (i) Disburse the funds deposited with Escrow Holder by Buyer pursuant to Paragraph 5.5 as follows:

       (A) Pay all closing costs and other amounts chargeable to the account of Seller and Buyer hereunder.

       (B) Deliver an amount of funds equal to the 1109 McKay Portion plus the March 31 Receivership Funds to Seller by Federal Funds wire transfer no later than 2:00 p.m. Pacific Standard Time on the foreclosure date in accordance with Seller's Wiring Instructions.

     (ii) Cause the Trustee's Deed showing Buyer's name as vestee upon such foreclosure to be recorded in the Official Records of Santa Clara County, California.





LA-REL-R34461.6                                                       -22-

   (b) On the 1101 McKay Closing by reason of foreclosure, Escrow Holder shall promptly undertake all of the following in the order set forth below:

     (i) Disburse the funds deposited with Escrow Holder by Buyer pursuant to Paragraph 5.6 as follows:

       (A) Pay all closing costs and other amounts chargeable to the account of Seller and Buyer hereunder.

       (B) Deliver an amount of funds equal to the 1101 McKay Portion to Seller by Federal Funds wire transfer no later than 2:00 p.m. Pacific Standard Time on the foreclosure date in accordance with Seller's Wiring Instructions.

     (ii) Cause the Trustee's Deed showing Buyer's name as vestee upon such foreclosure to be recorded in the Official Records of Santa Clara County, California.

   (c) On the day following the date scheduled for the foreclosure of 1101 McKay and/or 1109 McKay, as applicable, if the foreclosure has not occurred due to injunction, bankruptcy or other reason, Escrow Holder shall promptly return all funds deposited with Escrow Holder by Buyer less the Deposit to Buyer pursuant to Paragraph 2.3(c) above, retain the Deposit under this Agreement and await further instructions regarding the Escrow.

6. Default and Remedies.

  6.1 Liquidated Damages. IN THE EVENT BUYER FAILS TO COMPLETE EITHER THE 1101 MCKAY CLOSING OR 1109 MCKAY CLOSING (UNLESS SUCH FAILURE IS DUE TO FAILURE OF A CONDITION SET FORTH IN PARAGRAPH 4) (A "BUYER'S FAILURE"), SELLER AND BUYER AGREE THAT IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO ESTIMATE THE DAMAGES WHICH SELLER MAY SUFFER. THEREFORE, SELLER AND BUYER HEREBY AGREE THAT A REASONABLE ESTIMATE OF THE TOTAL DAMAGES THAT SELLER WOULD SUFFER IN THE EVENT OF BUYER'S FAILURE IS AND SHALL BE, AS SELLER'S SOLE AND EXCLUSIVE REMEDY (WHETHER AT LAW OR IN EQUITY) THE RIGHT TO RECEIVE AND RETAIN TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) OF THE DEPOSIT. THEREFORE, IN THE EVENT OF BUYER'S FAILURE, SELLER MAY RECEIVE AND RETAIN TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) FROM THE DEPOSIT, AND SELLER SHALL BE RELIEVED FROM ALL OBLIGATIONS AND LIABILITIES HEREUNDER, AND, PROMPTLY FOLLOWING ESCROW HOLDER'S RECEIPT OF SUCH INSTRUCTION FROM SELLER, ESCROW





LA-REL-R34461.6                                                       -23-

HOLDER SHALL CANCEL THE ESCROW. THE PAYMENT AND PERFORMANCE OF THE ABOVE AS LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF APPLICABLE LAW. IN THE EVENT OF BUYER'S FAILURE, THIS AGREEMENT SHALL BE TERMINATED, AND NEITHER PARTY SHALL HAVE ANY FURTHER RIGHTS OR OBLIGATIONS HEREUNDER, EACH TO THE OTHER, EXCEPT FOR THE RIGHT OF SELLER TO RECEIVE AND RETAIN SUCH LIQUIDATED DAMAGES; PROVIDED, HOWEVER, THAT THIS PARAGRAPH SHALL NOT PROHIBIT SELLER FROM BRINGING AN ACTION AGAINST BUYER FOR BREACH OF THE CONFIDENTIALITY AGREEMENT. NOTWITHSTANDING THE FOREGOING, IF AFTER BUYER'S FAILURE BUYER INTERFERES WITH OR MAKES ANY ATTEMPT TO INTERFERE WITH SELLER RECEIVING OR RETAINING, AS THE CASE MAY BE, THE LIQUIDATED DAMAGES PROVIDED FOR IN THIS PARAGRAPH, INCLUDING, WITHOUT LIMITATION, GIVING ANY NOTICE OR INSTRUCTIONS TO ESCROW HOLDER NOT TO DELIVER TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) OF THE DEPOSIT TO SELLER, SELLER SHALL ALSO HAVE THE RIGHT TO RECOVER ANY ATTORNEYS' FEES AND COSTS WHICH SELLER INCURS IN OBTAINING OR RETAINING SUCH LIQUIDATED DAMAGES.

_____________________      __________________________
 Buyer's Initials       Seller's Initials


7. Post-Closing Covenants.

  7.1  Receivership and Litigation.

   (a) Within ten (10) days after the 1101 McKay Closing Seller shall move to terminate the responsibility of the special master, Clayton Cook, over 1101 McKay. Seller shall be entitled to retain any funds held or delivered to Seller by such special master with respect to 1101 McKay.

   (b) Within ten (10) days after the 1109 McKay Closing, Seller shall move to terminate the receivership estate with respect to 1109 McKay causing the receiver to deliver: (i) to Buyer funds in the receivership estate equal to the March 31 Receivership Funds and (ii) to Seller the remaining amount of funds in the receivership estate. In the event the receivership estate does not contain sufficient funds to pay to Buyer the March 31 Receivership Funds, then Buyer shall have a rental credit on 1101 McKay in an amount sufficient to satisfy such deficiency. Seller shall then promptly dismiss the foreclosure and receivership proceedings, New West Federal Savings and Loan Association v. Mariani Financial Company, Case No. 73285, California Superior Court, Santa Clara County.





LA-REL-R34461.6                                                       -24-

  7.2 Access to Information. For a period of two years after the Closing, Buyer hereby agrees to make any information and materials in Buyer's possession relating to the Property available for inspection by Seller during normal business hours upon reasonable notice and upon a showing of good cause by Seller for its need for such information; provided Seller shall not have the right to enter upon the Property after the Closing without the prior written consent of Buyer.

  7.3 No Use of Certain Names. Buyer shall not, without the express written consent of Seller, use or refer to the name "FDIC," "Federal Deposit Insurance Corporation," "RTC," "Resolution Trust Corporation" or "Brazos", or any name derived therefrom or confusingly similar therewith to promote Buyer's marketing, advertising, sale, collection or management of the Property. Buyer acknowledges that there is no adequate remedy at law for violation of this provision and consents to the entry of an order by a court of competent jurisdiction enjoining any violation or threatened violation of this provision.


8. Miscellaneous.

  8.1 Survival. The only warranties, representations, covenants, obligations and agreements contained in this Agreement that shall survive the Closing are those contained in Paragraphs 2.3, 2.4, 2.5, 3.1, 3.2 (subject to the limitations on survival set forth therein), 7 and 8.

  8.2 Further Instruments. Each party will, whenever and as often as it shall be requested to do so by the others, cause to be executed, acknowledged or delivered any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, in order to carry out the intent and purpose of this Agreement.

  8.3 Brokers. Seller represents and warrants to Buyer, and Buyer represents and warrants to Seller, that no broker or finder has been engaged by it, respectively, in connection with any of the transactions contemplated by this Agreement or to its knowledge is in any way connected with any of such transactions except that Buyer has engaged Grubb & Ellis Company as its broker ("Buyer's Broker"), the fees and commissions of which Buyer shall be responsible. Buyer shall indemnify, protect, defend and hold Seller harmless from and against any claim for a broker's or finder's fee or





LA-REL-R34461.6                                                       -25-
commission in connection with this transaction if such claim shall be based upon any statement or agreement alleged to have been made by Buyer. Seller shall indemnify, protect, defend and hold Buyer harmless from and against any claim for a broker's or finder's fee or commission in connection with this transaction if such claim shall be based upon any statement or agreement alleged to have been made by Seller.

  8.4 Limitation of Liability. No present or future attorney, officer, director, agent, servant, contractor, employee, partner, parent or subsidiary corporation or predecessor-in-interest of Seller, Brazos Asset Management, Inc., the Resolution Trust Corporation, the Federal Deposit Insurance Corporation, New West Federal Savings and Loan Association or the American Real Estate Group, Inc. shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or pursuant to the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Buyer and its successors and assigns hereby waive any and all such personal liability.

  8.5 Indemnification. Subject to Paragraph 6.1 and the time limitations set forth in Paragraph 3.2, Buyer and Seller at their sole cost and expense hereby agree to indemnify, defend (with counsel acceptable to the other), protect and forever hold harmless the other and the other's partners, directors, officers, employees and agents from and against any and all claims, demands, losses, damages, liabilities, fines, penalties, charges, administrative and judicial proceedings and orders, judgements and all costs and expenses incurred in connection therewith, including, without limitation, actual attorneys' fees and costs of defense arising directly or indirectly, out of their own breach or alleged breach of any representation, warranty or covenant contained in this Agreement.

  8.6 No Waiver. The waiver or failure to enforce any provision of this Agreement shall not operate as a waiver of any future breach of any such provision or any other provision hereof.

  8.7 Governing Law. This Agreement shall be construed and enforced in accordance with the internal laws of the State of California (without regard to conflicts of law).

  8.8 No Third Party Beneficiaries. Nothing in this Agreement, expressed or implied, is intended to confer any





LA-REL-R34461.6                                                       -26-
rights or remedies upon any person, other than the parties hereto and, subject to any restrictions on assignment herein contained, their respective successors and assigns.

  8.9 Amendments. This Agreement may be amended by written agreement of amendment executed by all parties, but not otherwise.

  8.10 Attorneys' Fees. If any lawsuit is commenced to enforce any of the terms of this Agreement, the prevailing party will have the right to recover its reasonable attorneys' fees and costs of suit from the other party (including, without limitation, the reasonable value of the in-house counsel services), including, without limitation, attorneys' fees and disbursements for trial, appellate proceedings, out-of-court workouts and settlements or for enforcement of rights under any state or federal statute, including, without limitation, attorneys' fees incurred in bankruptcy and insolvency proceedings such as in connection with seeking relief from stay in a bankruptcy proceeding.

  8.11 Entire Agreement. This Agreement and the Confidentiality Agreement contain the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements between the parties hereto respecting such matters.

  8.12  Time of the Essence.  Time is of the essence of this Agreement.

  8.13 Notices. Any notice which a party is required or may desire to give the other shall be in writing and may be sent by (i) facsimile transmission,
(ii) personal delivery, (iii) by United States registered or certified mail, return receipt requested, postage prepaid, or (iv) by Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery, addressed as follows (subject to the right of a party to designate a different address for itself by notice similarly given):

   To Buyer:     VLSI Technology, Inc.
                 1109 McKay Drive
                 San Jose, California  95131
                 Attention: Thomas F. Mulvaney, Esq.
                 Phone: 408-434-3063
                 Fax:   408-434-7744





LA-REL-R34461.6                                                       -27-
                      with a copy to:

                      Garth E. Pickett, Esq.
                      Hopkins & Carley
                      150 Almaden Boulevard
                      15th Floor
                      San Jose, California 95113


   To Seller:         Brazos Partners, L.P.
                      c/o Brazos Asset Management, Inc.
                      600 East Las Colinas Boulevard
                      Suite 400
                      Irving, Texas 75039
                      Attention:  John Tivald
                      Phone:  (214) 831-2000
                      Fax:    (214) 831-2100

                      and

                      Paul R. Walker, Esq.
                      Paul, Hastings, Janofsky & Walker
                      555 So. Flower Street
                      Suite 2300
                      Los Angeles, California  90071
                      Phone: (213) 683-6000
                      Fax:   (213) 627-0705

   To Escrow Holder:  Commonwealth Land Title Company
                      525 Market Street
                      Suite 1560
                      San Francisco, California 94105
                      Attention: Ms. Carol Carozza
                      Phone: (800) 628-9059
                      Fax:   (415) 442-0199

Such notice shall be deemed received upon the earlier of (i) if personally delivered, the date of delivery to the address of the person to receive such notice, (ii) if mailed, three (3) business days after the date of posting by the United States post office, (iii) if given by Federal Express or other overnight courier, twenty-four (24) hours after deposit thereof with such overnight courier, or (iv) if given by fax or electronic transmission, one (1) business day following receipt at addressee's location.

  8.14 Assignment. Buyer will not assign any of its rights or obligations under this Agreement without Seller's prior written consent, which consent Seller may withhold in





LA-REL-R34461.6                                                       -28-
its sole discretion. No assignment by Buyer shall release Buyer from any of its obligations under this Agreement.

  8.15 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

  8.16 WAIVER OF TRIAL BY JURY. THE PARTIES HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT. THE PARTIES ACKNOWLEDGE THAT THEY HAVE RETAINED COUNSEL OF THEIR OWN CHOOSING AND SUCH COUNSEL HAS FULLY EXPLAINED THE CONTENT AND LEGAL EFFECT OF THIS PARAGRAPH.

         TFM                     RSH
  ________________        _________________
  Buyer's Initials        Seller's Initials

  8.17 Restrictions on Commissions and Resale. The parties represent, warrant, covenant and agree that (i) no fees, including broker's fees, or commissions from the sale of the Loan and the Loan Documents will be shared with any officer or employee of Brazos Asset Management, Inc. and (ii) Buyer does not intend to resell any of the Loan and the Loan Documents or the Property to, any of the following persons or entities or such persons' or entities' affiliates, officers, directors, employees, parent(s), spouse, siblings or natural descendants or to any trust created for the benefit of any of the foregoing:

Mario J. Antoci            John P. Grayken
Glenn R. August            Steven B. Gruber
Robert M. Bass             William S. Janes
David Bonderman            David G. Offensend
Bernard J. Carl            David M. Schwarz
J. Taylor Crandall         Robert H. Gidel
Thomas R. Delatour, Jr.    Brazos Asset Management, Inc.
Daniel L. Doctoroff        Brazos Fort Associates, L.P.
Billie J. Ellis, Jr.       Brazos Worth Associates, L.P.
Shannon A. Fairbanks       Group 31, Inc.
Andrew E. Furer

  8.18 Exhibit and Paragraph References. Unless the context requires otherwise, any references in this Agreement to Exhibits or Paragraphs shall be deemed to refer to the exhibits and paragraphs to this Agreement. All Exhibits attached to this Agreement are hereby incorporated herein by this reference.





LA-REL-R34461.6                                                       -29-

  8.19 Singular, Plural, etc.. Any masculine, feminine, or neuter gender and the singular and the plural number, shall each be considered to include the other whenever the context so requires.

   IN WITNESS WHEREOF, Seller and Buyer do hereby execute this Agreement as of the date first written above.


                                          BUYER:

                                          VLSI TECHNOLOGY, INC.,
                                          a Delaware corporation


                                          By: /s/ T.F. MULVANEY
                                              _________________________
                                              Thomas F. Mulvaney
                                              Vice President and General Counsel


                                          SELLER:

                                          BRAZOS PARTNERS, L.P.,
                                          a Delaware limited partnership


                                          By:  Brazos Asset Management, Inc.,
                                               a Delaware corporation,
                                               general partner


                                               By: /s/ R.S. HARRIS
                                                   ________________________

                                                   Name: R.S. Harris
                                                        ___________________

                                                   Title: EVP
                                                         __________________





LA-REL-R34461.6                                                       -30-

                                LIST OF EXHIBITS



A-1:   Legal Description of 1101 McKay
A-2:   Legal Description of 1109 McKay
B-1:   GOCO Participation Agreement
B-2:   MFCO Participation Agreement
C:     Griffin Agreement
D:     MFCO Agreement
E:     Extension Letters
F:     Assignment of Deed-in-Lieu Contract Rights





LA-REL-R34461.6                                                       -31-

                                 EXHIBIT "A-1"

                        LEGAL DESCRIPTION OF 1101 McKAY


ALL THAT CERTAIN REAL PROPERTY SITUATE IN THE CITY OF SAN JOSE, COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

PARCEL 1, AS SHOWN ON PARCEL MAP FILED JULY 28, 1983 IN BOOK 515 OF MAPS, AT PAGE 25, SANTA CLARA COUNTY RECORDS.





LA-REL-R34461.6                                                       -32-

                                 EXHIBIT "A-2"

                        LEGAL DESCRIPTION OF 1109 MCKAY

ALL THAT CERTAIN REAL PROPERTY LOCATED IN THE CITY OF SAN JOSE, COUNTY OF SANTA CLARA, STATE OF CALIFORNIA DESCRIBED AS FOLLOWS:

PARCEL 2, AS SHOWN ON THAT CERTAIN PARCEL MAP RECORDED JULY 28, 1983, IN BOOK 515, PAGE 25 IN THE OFFICE OF THE RECORDER OF SAID COUNTY

APN: 244-19-026





LA-REL-R34461.6                                                       -33-

                        THIS PAGE MUST BE KEPT AS THE LAST PAGE OF THE DOCUMENT.



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